                                                               EXHIBIT 99.1


                           THE BANK OF NEW YORK COMPANY, INC.
                        Computation of Earnings Per Common Share
                            For the Years Ended December 31,



                                               1996   1995   1994   1993   1992
                                               ----   ----   ----   ----   ----
                                        (in millions, except per share amounts)


Weighted Average Number of Shares - Basic       388    385    376    372    343


Shares Assumed to be Issued on Conversion:
  Debentures                                      7     18     24     26     26
  Warrants                                       21     11      -      -      -
  Options                                         6      4      3      3      1
  Cumulative Preferred Stock                      -      -      4      5      8
                                              -----  -----  -----   ----   ----
Weighted Average Number of Shares - Diluted     422    418    407    406    378
                                              =====  =====  =====   ====   ====


Net Income                                   $1,020  $ 914  $ 749  $ 559  $ 393

Dividend Requirements on Preferred Stock         10     10     13     25     33
                                             ------  -----  -----   ----  -----

Net Income Available to Common Shareholders   1,010    904    736    534    360

Interest On Convertible Debentures,
 Net of Tax                                       2      7     10     10     11

Dividends on Convertible Preferred Stock          -      -      2      3      6
                                             ------  -----  -----  -----  -----

Diluted Net Income                           $1,012  $ 911  $ 748  $ 547  $ 377
                                             ======  =====  =====  =====  =====

Earnings Per Share:
  Basic                                       $2.60  $2.35  $1.96  $1.43  $1.05

  Diluted                                      2.40   2.18   1.84  $1.35   1.00

                           THE BANK OF NEW YORK COMPANY, INC.
                        Computation of Earnings Per Common Share



                                                            1996
                                              First   Second    Third   Fourth
                                             Quarter  Quarter  Quarter  Quarter
                                             -------  -------  -------  -------
                                       (in millions, except per share amounts)


Weighted Average Number of Shares - Basic        395      387      386      388


Shares Assumed to be Issued on Conversion:
  Debentures                                      11       10        5        -
  Warrants                                        21       21       21       19
  Options                                          6        6        6        7
  Cumulative Preferred Stock                       -        -        -        -
                                               -----    -----    -----     ----
Weighted Average Number of Shares - Diluted      433      424      418      414
                                               =====    =====    =====     ====


Net Income                                     $ 243    $ 278    $ 249    $ 250

Dividend Requirements on Preferred Stock           2        2        3        3
                                              ------    -----    -----     ----

Net Income Available to Common Shareholders      241      276      246      247

Interest On Convertible Debentures,
 Net of Tax                                        1        1        1        -
                                              ------    -----    -----    -----

Diluted Net Income                            $  242    $ 277    $ 247    $ 247
                                              ======    =====    =====    =====

Earnings Per Share:
  Basic                                        $0.61    $0.71    $0.64    $0.64

  Diluted                                       0.56     0.65     0.59     0.60

                           THE BANK OF NEW YORK COMPANY, INC.
                        Computation of Earnings Per Common Share



                                                           1995
                                              First   Second    Third   Fourth
                                             Quarter  Quarter  Quarter  Quarter
                                             -------  -------  -------  -------
                                       (in millions, except per share amounts)


Weighted Average Number of Shares - Basic        377      381      386      397


Shares Assumed to be Issued on Conversion:
  Debentures                                      24       19       18       13
  Warrants                                         -        9       14       18
  Options                                          2        4        4        4
  Cumulative Preferred Stock                       1        1        1        -
                                               -----    -----    -----     ----
Weighted Average Number of Shares - Diluted      404      414      423      432
                                               =====    =====    =====     ====


Net Income                                    $  213    $ 226    $ 234    $ 241

Dividend Requirements on Preferred Stock           3        3        2        2
                                              ------    -----    -----     ----

Net Income Available to Common Shareholders      210      223      232      239

Interest On Convertible Debentures,
 Net of Tax                                        2        2        2        1
                                              ------    -----    -----    -----

Diluted Net Income                            $  212    $ 225    $ 234    $ 240
                                              ======    =====    =====    =====

Earnings Per Share:
  Basic                                        $0.56    $0.59    $0.60    $0.60

  Diluted                                       0.53     0.54     0.55    $0.56